                                                                    EXHIBIT 99.1


NEWS RELEASE                                                     [WILLIAMS LOGO]




NYSE: WMB


================================================================================


DATE:             March 13, 2002


CONTACT:            Jim Gipson                         Rick Rodekohr                      Richard George
                    Williams (media relations)         Williams (investor relations)      Williams (investor relations)
                    (918) 573-2111                     (918) 573-2087                     (918) 573-3679
                    jim.gipson@williams.com            rick.rodekohr@williams.com         richard.george@williams.com


  WILLIAMS, BERKSHIRE HATHAWAY UNIT RECEIVE EARLY HART-SCOTT-RODINO TERMINATION

                          FOR KERN RIVER PIPELINE SALE

         TULSA, Okla. -- Williams (NYSE:WMB) today announced it has received early termination of the Hart-Scott-Rodino antitrust waiting period regarding the planned sale of its Kern River pipeline system to MidAmerican Energy Holdings Company. The sale is expected to close by March 31.

         Additionally, Williams today will file with the Securities & Exchange Commission pro forma financial information reflecting its Kern River business as a discontinued operation to supplement Williams' previously issued consolidated financial statements included in Williams' Annual Report on Form 10-K for the year ended December 31, 2001. The pro forma financial information is included with this news release.

         Williams on March 7 announced that it had signed a definitive agreement with MidAmerican, one of the Berkshire Hathaway Inc. family of companies, to sell its Kern River natural gas pipeline business to MidAmerican for $450 million in cash and assumption of $510 million in debt.

         The sale is part of an enhanced balance-sheet improvement plan announced on March 7. This enhanced plan is designed to improve leverage and coverage ratios beyond what was envisioned in the original plan Williams presented on Dec. 19, 2001. The major rating agencies all reaffirmed Williams' credit ratings at that time. The enhanced plan fully addresses Williams' potential obligations to its former telecommunications subsidiary, Williams Communications Group, in a manner that improves Williams' financial flexibility for 2002 and beyond.

         Upon completion of the sale, the Kern River business will become a unit of MidAmerican. MidAmerican is expected to complete previously announced system expansion projects designed to more than double capacity to meet growing natural gas demand in the West.

KERN RIVER SYSTEM

         The Kern River pipeline is an important route for the transmission of natural gas from the vast reserves in the Rocky Mountain states to the rapidly growing markets in Utah, Nevada and California. Constructed in 1992, Kern River extends 926 miles from Opal, Wyo., to the San Joaquin Valley near Bakersfield, Calif. Kern River has a design capacity of 835 million cubic feet per day.

         Williams in August 2001 filed with the Federal Energy Regulatory Commission to more than double capacity on the Kern River system by adding approximately 900 million cubic feet per day of additional capacity from Wyoming to California and markets in between.

         Upon completion of the expansion project in May 2003, Kern River will be capable of transporting 1.7 billion cubic feet of natural gas per day. When converted to electricity, that is enough energy to power approximately 10 million homes.

ABOUT BERKSHIRE HATHAWAY INC.

Berkshire Hathaway Inc. is a holding company owning subsidiaries engaged in a number of diverse business activities. The most important of these is the property and casualty insurance business conducted on both a direct and reinsurance basis through a number of subsidiaries.

ABOUT MIDAMERICAN ENERGY HOLDINGS COMPANY

MidAmerican Energy Holdings Company, headquartered in Des Moines, Iowa, is a privately owned global energy provider. The company has 10,000 employees and provides electric and natural gas service to approximately 5 million customers. The company has approximately 10,000 net megawatts of diversified power generation under ownership, contract and in operation, construction and advanced development. Information on MidAmerican and its principal business platforms, CalEnergy Generation, MidAmerican Energy, and Northern and Yorkshire Electric, is available on the Internet at www.midamerican.com.

ABOUT WILLIAMS (NYSE:WMB)

Williams, through its subsidiaries, connects businesses to energy, delivering innovative, reliable products and services. Williams information is available at www.williams.com.

                                       ###


Portions of this document may constitute "forward-looking statements" as defined by federal law. Although the company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the "safe harbor" protections provided under the Private Securities Reform Act of 1995. Additional information about issues that could lead to material changes in performance is contained in the company's annual reports filed with the Securities and Exchange Commission.

PRO FORMA FINANCIAL INFORMATION PRESENTING KERN RIVER GAS TRANSMISSION

     COMPANY AS DISCONTINUED OPERATIONS

     As previously announced on March 7, 2002, Williams reported it had committed to sell and signed a definitive agreement to sell its Kern River interstate natural gas pipeline business to a unit of MidAmerican Energy Holdings Company for $450 million in cash and assumption of $510 million in debt. The following unaudited pro forma financial information is included to supplement Williams' previously issued consolidated financial statements included in Williams' Annual Report on Form 10-K for the year ended December 31, 2001, to present the operations of Kern River as discontinued operations. Consistent with Williams' previously issued consolidated financial statements, Williams Communications Group, Inc. is also presented as discontinued operations. The unaudited pro forma consolidated statement of operations does not reflect any gain or loss related to the sale.

     For comparative purposes, income from continuing operations as reported in Williams' Form 10-K was $835.4 million, $965.4 million and $354.9 million for 2001, 2000 and 1999, respectively. Additionally, the reported loss from discontinued operations was $1,313.1 million, $441.1 million and $198.7 million or 2001, 2000, and 1999, respectively.

     The unaudited pro forma financial information on the following pages should be read in conjunction with the historical financial statements and notes thereto included in the Williams Annual Report on Form 10-K for the year ended December 31, 2001 and other information filed with the Securities and Exchange Commission.

                          THE WILLIAMS COMPANIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)


(Millions, except per-share amounts)                                  Years Ended December 31,
                                                           ----------------------------------------------
                                                               2001              2000              1999
                                                           -----------       -----------       -----------

  Revenues:
    Energy Marketing & Trading                             $   1,871.8       $   1,572.6       $     662.3
    Gas Pipeline                                               1,584.8           1,729.8           1,672.3
    Energy Services*                                           8,155.1           6,591.5           4,324.4
    Other                                                         76.3              66.8              65.4
     Intercompany eliminations                                  (814.6)           (517.3)           (244.2)
                                                           -----------       -----------       -----------
       Total revenues                                         10,873.4           9,443.4           6,480.2
                                                           -----------       -----------       -----------

  Segment costs and expenses:
    Costs and operating expenses*                              7,340.3           6,414.0           4,695.3
    Selling, general and administrative expenses                 918.1             755.5             671.1
    Impairment of soda ash mining facility                       170.0                --                --
     Other (income) expense--net                                 (28.8)             75.1             (30.6)
                                                           -----------       -----------       -----------
       Total segment costs and expenses                        8,399.6           7,244.6           5,335.8
                                                           -----------       -----------       -----------
  General corporate expenses                                     124.3              97.2              76.9
                                                           -----------       -----------       -----------
  Operating income:
    Energy Marketing & Trading                                 1,296.1           1,005.5             104.5
    Gas Pipeline                                                 573.3             610.1             589.2
    Energy Services                                              591.5             571.7             439.6
    Other                                                         12.9              11.5              11.1
    General corporate expenses                                  (124.3)            (97.2)            (76.9)
                                                           -----------       -----------       -----------
       Total operating income                                  2,349.5           2,101.6           1,067.5
                                                           -----------       -----------       -----------
  Interest accrued                                              (748.1)           (665.9)           (544.1)
  Interest capitalized                                            39.4              49.3              34.5
  Investing income (loss)                                       (200.1)            105.0              24.9
  Preferred returns and minority interest in income of
    consolidated subsidiaries                                    (67.5)            (58.0)            (38.2)
  Other income (expense)--net                                     27.9                .3             (12.3)
                                                           -----------       -----------       -----------
  Income from continuing operations before income taxes
    and extraordinary gain                                     1,401.1           1,532.3             532.3
  Provision for income taxes                                     606.8             606.9             210.8
                                                           -----------       -----------       -----------
  Income from continuing operations                              794.3             925.4             321.5
  Loss from discontinued operations                           (1,272.0)           (401.1)           (165.3)
                                                           -----------       -----------       -----------
  Income (loss) before extraordinary gain                       (477.7)            524.3             156.2
  Extraordinary gain                                                --                --              65.2
                                                           -----------       -----------       -----------
  Net income (loss)                                             (477.7)            524.3             221.4
  Preferred stock dividends                                         --                --               2.8
                                                           -----------       -----------       -----------
  Income (loss) applicable to common stock                 $    (477.7)      $     524.3       $     218.6
                                                           ===========       ===========       ===========

  Basic earnings (loss) per common share:
    Income from continuing operations                      $      1.60       $      2.08       $       .73
    Loss from discontinued operations                            (2.56)             (.90)             (.38)
                                                           -----------       -----------       -----------
    Income (loss) before extraordinary gain                       (.96)             1.18               .35
    Extraordinary gain                                              --                --               .15
                                                           -----------       -----------       -----------
    Net income (loss)                                      $      (.96)      $      1.18       $       .50
                                                           ===========       ===========       ===========
    Average Shares                                             496,935           444,416           436,117

  Diluted earnings (loss) per common share:
    Income from continuing operations                      $      1.59       $      2.06       $       .72
    Loss from discontinued operations                            (2.54)             (.89)             (.37)
                                                           -----------       -----------       -----------
    Income (loss) before extraordinary gain                       (.95)             1.17               .35
    Extraordinary gain                                              --                --               .15
                                                           -----------       -----------       -----------
    Net income (loss)                                      $      (.95)      $      1.17       $       .50
                                                           ===========       ===========       ===========
     Average Shares                                            500,567           449,320           446,915


* Includes consumer excise taxes of $308.9 million, $287.6 million and $229.0 million in 2001, 2000 and 1999, respectively.

                          THE WILLIAMS COMPANIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)



(Dollars in millions, except per-share amounts)                                       December 31,
                                                                               ---------------------------
                                                                                  2001             2000
                                                                               ----------       ----------

ASSETS
Current assets:
    Cash and cash equivalents                                                  $  1,291.4       $    986.5
    Accounts and notes receivable, net of allowance                               3,118.6          3,336.4
    Inventories                                                                     813.2            847.8
    Energy risk management and trading assets                                     6,514.1          7,879.8
    Margin deposits                                                                 213.8            730.9
    Deferred income taxes                                                           440.6             64.9
    Assets of discontinued operations-Kern River Gas Transmission                    25.6             31.9
    Other                                                                           520.7            319.2
                                                                               ----------       ----------
          Total current assets                                                   12,938.0         14,197.4
Net assets of discontinued operations-Williams Communications Group, Inc.              --          2,290.2
Investments                                                                       1,563.1          1,368.6
Property, plant and equipment, net                                               16,938.8         13,502.4
Energy risk management and trading assets                                         4,209.4          1,831.1
Goodwill and other intangible assets, net                                         1,180.6             42.5
Assets of discontinued operations-Kern River Gas Transmission                       935.9            856.4
Other assets and deferred charges, net of allowance                               1,140.4            688.0
                                                                               ----------       ----------
      Total assets                                                             $ 38,906.2       $ 34,776.6
                                                                               ==========       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Notes payable                                                              $  1,424.5       $  2,036.7
    Accounts payable                                                              2,885.9          3,085.0
    Accrued liabilities                                                           1,957.1          1,367.9
    Liabilities of discontinued operations-Kern River Gas Transmission               40.9            483.0
    Energy risk management and trading liabilities                                5,525.7          7,597.3
    Guarantees and payment obligations related to Williams
         Communications Group, Inc.                                                 645.6               --
   Long-term debt due within one year                                             1,014.8          1,173.6
                                                                               ----------       ----------
          Total current liabilities                                              13,494.5         15,743.5
Long-term debt                                                                    9,012.7          6,830.5
Deferred income taxes                                                             3,689.9          2,863.9
Energy risk management and trading liabilities                                    2,936.6          1,302.8
Guarantees and payment obligations related to Williams
    Communications Group, Inc.                                                    1,120.0               --
Liabilities of discontinued operations-Kern River Gas Transmission                  488.0             32.9
Other liabilities and deferred income                                               943.1            945.1
Contingent liabilities and commitments
Minority interests in consolidated subsidiaries                                     201.0             98.1
Preferred interests in consolidated subsidiaries                                    976.4            877.9
Williams obligated mandatorily redeemable preferred securities of
    Trust holding only Williams indentures                                             --            189.9
Stockholders' equity:
    Preferred stock                                                                    --               --
    Common stock                                                                    518.9            447.9
    Capital in excess of par value                                                5,085.1          2,473.9
    Retained earnings                                                               199.6          3,065.7
    Accumulated other comprehensive income                                          345.1             28.2
    Other                                                                           (65.0)           (81.2)
                                                                               ----------       ----------
                                                                                  6,083.7          5,934.5
    Less treasury stock (at cost)                                                   (39.7)           (42.5)
                                                                               ----------       ----------
       Total stockholders' equity                                                 6,044.0          5,892.0
                                                                               ----------       ----------
       Total liabilities and stockholders' equity                              $ 38,906.2       $ 34,776.6
                                                                               ==========       ==========

                          THE WILLIAMS COMPANIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (UNAUDITED)


(Millions)                                                                                Years Ended December 31,
                                                                                    --------------------------------------
                                                                                      2001           2000           1999
                                                                                    --------       --------       --------

OPERATING ACTIVITIES:
    Income from continuing operations                                               $  794.3       $  925.4       $  321.5
    Adjustments to reconcile to cash provided from operations:
       Depreciation, depletion and amortization                                        764.7          634.2          587.5
       Provision for deferred income taxes                                             335.8          430.0          473.3
       Impairment of soda ash mining facility                                          170.0             --             --
       Provision for loss on property and other assets                                 163.7           57.3           21.5
       Net gain on dispositions of assets                                              (92.4)         (14.7)         (34.1)
       Provision for uncollectible accounts                                            202.4            4.7            (.1)
       Preferred returns and minority interest in income of consolidated
          subsidiaries                                                                  67.5           58.0           38.2
       Tax benefit of stock-based awards                                                26.0           25.6           76.1
       Cash provided (used) by changes in assets and liabilities:
          Accounts and notes receivable                                                186.5       (1,554.3)        (633.8)
          Inventories                                                                   43.1         (293.7)        (102.9)
          Margin deposits                                                              517.1         (671.7)         (56.5)
          Other current assets                                                         121.4          (28.7)         (62.1)
          Accounts payable                                                            (289.3)       1,276.9          897.9
          Accrued liabilities                                                          304.4          251.3         (154.8)
       Changes in current energy risk management and trading assets
         and liabilities                                                              (742.9)        (218.8)            .8
       Changes in noncurrent energy risk management and trading
         assets and liabilities                                                       (806.1)        (485.2)         (59.1)
       Changes in noncurrent deferred income                                            (4.1)          28.2           91.1
       Other, including changes in noncurrent assets and liabilities                   (42.8)          58.4           35.1
                                                                                    --------       --------       --------
          Net cash provided by operating activities of continuing operations         1,719.3          482.9        1,439.6
          Net cash provided by operating activities of discontinued operations          71.0           65.2           44.4
                                                                                    --------       --------       --------
    Net cash provided by operating activities                                        1,790.3          548.1        1,484.0
                                                                                    --------       --------       --------

FINANCING ACTIVITIES:
    Proceeds from notes payable                                                      1,830.0        2,190.4          939.6
    Payments of notes payable                                                       (2,631.4)        (723.9)        (729.8)
    Proceeds from long-term debt                                                     3,525.1          984.6        1,696.4
    Payments of long-term debt                                                      (1,678.5)        (702.1)        (972.1)
    Proceeds from issuance of common stock                                           1,410.9           75.2           65.2
    Dividends paid                                                                    (341.0)        (265.8)        (263.7)
    Proceeds from sale of limited partner units of consolidated partnership             92.5             --             --
    Proceeds from issuance of preferred interests of consolidated subsidiaries          95.3          546.8             --
    Proceeds (payments) from issuance (redemption) of Williams obligated mandatorily redeemable preferred securities of Trust holding only
       Williams indentures                                                            (194.0)            --          175.0
    Payments/dividends to preferred and minority interests                             (59.5)         (42.0)         (27.4)
    Payments for debt issuance costs                                                   (45.8)          (4.0)         (12.1)
    Other--net                                                                           (.1)            .2           50.8
                                                                                    --------       --------       --------
          Net cash provided by financing activities of continuing operations         2,003.5        2,059.4          921.9
          Net cash provided by financing activities of discontinued operations       1,387.2        1,727.3        3,455.0
                                                                                    --------       --------       --------
  Net cash provided by financing activities                                          3,390.7        3,786.7        4,376.9
                                                                                    --------       --------       --------


                           Continued on the next page

(Millions)                                                                              Years Ended December 31,
                                                                               -----------------------------------------
                                                                                  2001            2000           1999
                                                                                ---------       ---------       ---------

INVESTING ACTIVITIES:
   Property, plant and equipment:
       Capital expenditures                                                      (1,788.2)       (1,508.5)       (1,790.2)
       Proceeds from dispositions                                                    33.5            38.5            27.4
   Acquisitions of businesses (primarily property, plant and equipment),
     net of cash acquired                                                        (1,343.1)         (726.4)         (162.9)
   Purchases of investments/advances to affiliates                                 (574.0)         (183.2)         (347.2)
   Proceeds from dispositions of investments and other assets                       407.6            47.2           307.4
   Proceeds received on advances to affiliates                                       95.0              --              --
   Purchase of assets subsequently leased to seller                                (276.0)             --              --
   Other--net                                                                        24.3              .7            10.6
                                                                                ---------       ---------       ---------
          Net cash used by investing activities of continuing operations         (3,420.9)       (2,331.7)       (1,954.9)
          Net cash used by investing activities of discontinued operations       (1,573.2)       (1,874.0)       (3,321.1)
                                                                                ---------       ---------       ---------
   Net cash used by investing activities                                         (4,994.1)       (4,205.7)       (5,276.0)
                                                                                ---------       ---------       ---------

Cash of discontinued operations at spinoff                                          (96.5)             --              --
                                                                                ---------       ---------       ---------
Increase in cash and cash equivalents                                                90.4           129.1           584.9
Cash and cash equivalents at beginning of year                                    1,210.7         1,081.6           496.7
                                                                                ---------       ---------       ---------
Cash and cash equivalents at end of year*                                       $ 1,301.1       $ 1,210.7       $ 1,081.6
                                                                                =========       =========       =========


* Includes cash and cash equivalents of discontinued operations of $9.7 million, $224.2 million and $484.3 million for 2001, 2000 and 1999, respectively.